UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

EMERSON RADIO CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computer on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 10, 2009
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 10, 2009
VOTING PROCEDURES AND REVOCABILITY OF PROXIES
PROPOSAL I: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING 2010
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER COMMUNICATIONS AND PROPOSALS
PERSONS MAKING THE SOLICITATION
OTHER MATTERS
FINANCIAL STATEMENTS

EMERSON RADIO CORP.
NINE ENTIN ROAD
P.O. BOX 430
PARSIPPANY, NEW JERSEY 07054-0430

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2009

Dear Stockholder:

As a stockholder of Emerson Radio Corp., you are hereby given notice of and invited to attend in person or by proxy our 2009 Annual Meeting of Stockholders to be held at the offices of our counsel, Lowenstein Sandler PC, located at 65 Livingston Avenue, Roseland, New Jersey 07068, on Tuesday, November 10, 2009, at 9:00 a.m. (local time).

At this year’s stockholders’ meeting, you will be asked to (i) elect eight directors to serve for a one-year term, (ii) ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2010 and (iii) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR the directors nominated and the ratification of MSPC. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our common stock as of the close of business on October 8, 2009 are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/  Andrew L. Davis
Andrew L. Davis
Secretary

Parsippany, New Jersey
October 19, 2009

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

EMERSON RADIO CORP.
Nine Entin Road
P.O. Box 430
Parsippany, New Jersey 07054-0430

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2009

To Our Stockholders:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Emerson Radio Corp., a Delaware corporation, to be used at our Annual Meeting of Stockholders to be held at the offices of our counsel, Lowenstein Sandler PC, located at 65 Livingston Avenue, Roseland, New Jersey 07068, on Tuesday, November 10, 2009, at 9:00 a.m. (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on October 8, 2009 are entitled to vote at our annual meeting. We expect to begin mailing this proxy statement and the enclosed proxy card to our stockholders on or about October 19, 2009.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 10, 2009.

Our proxy materials including our Proxy Statement for the 2009 Annual Meeting, 2009 Annual Report to Stockholders (which contains our Annual Report on Form 10-K for the year ended March 31, 2009) and proxy card are available on the Internet at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02008.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 27,129,832 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.

The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained. Assuming that a quorum is present, directors will be elected by a plurality vote and the eight nominees who receive the most votes will be elected. There is no right to cumulate votes in the election of directors. The ratification of the appointment of MSPC. as our independent registered public accountants for the fiscal year ending March 31, 2010 will require the affirmative vote of a majority of the shares present and entitled to vote with respect to such proposal.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all other matters. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. As of the record date, The Grande Holdings Limited (“Grande Holdings”) had the indirect power to vote approximately 57.6% of the outstanding shares of our common stock, and Grande Holdings has advised us that they intend to vote in favor of each of the proposals. As a result, we expect that we will have a quorum present at the annual meeting and that each of the proposals will be approved. Holders of our common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the annual meeting.

The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for: (i) the nominees for the Board of Directors and (ii) the ratification of the appointment of MSPC as independent registered public accountants of Emerson for the fiscal year ending March 31, 2010. Our Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The proxies we have designated for the stockholders are Greenfield Pitts and Andrew L. Davis. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director and (ii) the ratification of the appointment of MSPC as our independent registered public accountants for the fiscal year ending March 31, 2010 and, at the discretion of the proxies designated by us, on any other matter that may properly come before the annual meeting or any adjournment(s).

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at our offices located at Nine Entin Road, Parsippany, New Jersey 07054, and will also be made available to stockholders present at the meeting.

PROPOSAL I: ELECTION OF DIRECTORS

Eight directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of our stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

The eight nominees for election as directors to serve until our next annual meeting of shareholders and until their successors have been duly elected and qualified are Christopher Ho, Adrian Ma, Greenfield Pitts, Duncan Hon, Eduard Will, Mirzan Mahathir, Kareem E. Sethi and Terence A. Snellings. All of the nominees named in this proxy statement are members of our current Board of Directors. All nominees have consented to serve if elected and we have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as our Board of Directors may recommend, (ii) our Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) our Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and background information on each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment

Christopher Ho	59	2006	Christopher Ho has served as the Company’s Chairman since July 2006. Mr. Ho is presently the Chairman of Grande Holdings, a Hong Kong based group of companies engaged in a number of businesses including the manufacture, sale and distribution of audio, video and other consumer electronics and video products. Grande Holdings beneficially holds approximately 57.6% of the Company’s outstanding common shares. Mr. Ho also currently serves as Chairman of Lafe Corporation Ltd., a company listed on the Singapare Exchange, and a representative director of Sanusi Electric Co., Ltd., a company listed on the Tokyo Stock Exchange. Mr. Ho graduated with a Bachelor of Commerce degree from the University of Toronto in 1974. He is a member of the Canadian Institute of Chartered Accountants as well as a member of the Institute of Management Accountants of Canada. He also is a certified public accountant (Hong Kong) and a member of the Hong Kong Institute of Certified Public Accountants. He was a partner in international accounting firms before joining Grande Holdings and has extensive experience in corporate finance, international trade and manufacturing.
Adrian Ma(1)	64	2006	Adrian Ma, a director of the Company since March 30, 2006, has been the Company’s Chief Executive Officer since March 30, 2006 and also served as its Chairman from March 30, 2006 through July 26, 2006. In addition, Mr. Ma is a director of Grande Holdings. He has more than 30 years experience as an Executive Chairman, Executive Director and Managing Director of various organizations focused primarily in the consumer electronics industry. Mr. Ma also is Director of Lafe Technology Ltd., Vice Chairman and Managing Director of Ross Group Inc. and Deputy Chairman of Sansui Electric Co. Ltd.
Greenfield Pitts	59	2006	Greenfield Pitts has served as the Company’s Chief Financial Officer since February 2007 and a director since March 2006. Mr. Pitts has a 30-year background in international banking and was associated with Wachovia Bank, the Company’s present lender, for more than 25 years, with assignments in London, Atlanta and Hong Kong. From 1997 to 2006, he was in Hong Kong managing a joint venture between Wachovia and HSBC, later working in Corporate Finance for Wachovia Securities.
Duncan Hon	48	2009	Duncan Hon has been a director since February 2009. Mr. Hon currently serves as Chief Executive Officer of the Branded Distribution Division of Grande Holdings. Mr. Hon has also served as a director of Grande Holdings and several of its subsidiaries. From 2004 to 2007, Mr. Hon served as a director of Smart Keen International Limited, a Hong Kong company, providing financial consulting services. He is a member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants.

		Year
		First
		Became
Name	Age	Director	Principal Occupation or Employment

Eduard Will(1)	67	2006	Eduard Will has been the Company’s Vice Chairman since October 2007 and a Director since July 2006. From July 2006 until October 2007, Mr. Will served as the Company’s President- North American Operations. Prior to becoming President- North American Operations, Mr. Will was the Chairman of the Company’s Audit Committee from January 2006 through July 2006. From 2001 to 2002 Mr. Will served as Chief Executive Officer of Boca Research, Inc. Mr. Will has more than 37 years experience as a merchant banker, senior advisor and director of various public and private companies. Presently, Mr. Will is serving on the Board of Directors or acting as Senior Adviser to Grande Holdings, KoolConnect Technologies Inc., Ricco Capital (Holdings) Ltd. (Hong Kong), South East Group (Hong Kong) and Integrated Data Corporation.
Mirzan Mahathir(1)	50	2007	Mirzan Mahathir has been a Director since December 2007. Mr. Mahathir currently manages his investments in Malaysia and overseas while facilitating business collaboration in the region. Previously, Mr. Mahathir worked for IBM Corporation and Salomon Brothers. Since 1992, Mr. Mahathir has served as the Executive Chairman and President of Konsortium Logistik Berhad, a Malaysian logistic solutions provider listed on the Kuala Lumpur Stock Exchange. He also is the Chairman and CEO of Crescent Capital Sdn Bhd, a Malaysian investment holding and independent strategic and financial advisory firm which he founded and the President of the Asian Strategy and Leadership Institute (ASLI), a leading organizer of business conferences, secretariat for business councils and Public Policy research centre. Currently, Mr. Mahathir holds directorships in Worldwide Holdings Berhad and AHB Holdings Berhad, companies listed on the Bursa Malaysia, San Miguel Corporation, a company listed on the Philippines Exchange, and Lafe Technology Ltd., a company listed on the Singapore Exchange. He is also a member of the UN/ ESCAP Business Advisory Council, the American Bureau of Shipping Southeast Asia Committee and the Wharton Business School Asian Executive Board.
Kareem E. Sethi(2)	32	2007	Kareem E. Sethi has been a Director since 2007. Mr. Sethi has served as Managing Director of Streetwise Capital Partners, Inc. since 2003. From 1999 until 2003, Mr. Sethi was Manager, Business Recovery Services for PricewaterhouseCoopers Inc.
Terence A. Snellings(2)	59	2008	Terence A. Snellings has been a Director since August 2008. Mr. Snellings has served as Director of Finance and Administration of Refugee Resettlement and Immigration Services of Atlanta, Inc., a non-profit agency that provides an entry into the American culture for refugees, since June 2006. From 1986 until April 2006, Mr. Snellings served as Managing Director of Wachovia Services, Ltd., where he managed investment banking origination activities of the Asia-Pacific Group within Wachovia Securities Corporate and Investment Banking Division.

(1)	Corporate Governance, Nominating and Compensation Committee

(2)	Member of the Audit Committee

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of October 8, 2009, the beneficial ownership of (i) each current director; (ii) each of the Company’s Named Executive Officers; (iii) the Company’s current directors and executive officers as a group; and (iv) each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock. Common stock beneficially owned and percentage ownership as of October 8, 2009 was based on 27,129,832 shares outstanding. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., Nine Entin Road, Parsippany, New Jersey 07054.

	Amount and Nature of
Name and Address of Beneficial Owners	Beneficial Ownership(1)	Percent of Class(1)

Christopher Ho(2)	15,634,482	57.6%
Adrian Ma	0	0%
Greenfield Pitts(3)	50,000	*
John Spielberger	0	0%
Duncan Hon	0	0
Eduard Will(4)	50,000	*
Mirzan Mahathir	0	0%
Kareem E. Sethi	0	0%
Terence A. Snellings	0	0%
Lloyd I. Miller, III(5)	2,071,870	7.6%
All Directors and Executive Officers as a Group (9 persons)(6)	15,734,482	58.0%

(*)	Less than one percent.

(1)	Based on 27,129,832 shares of common stock outstanding as of October 8, 2009. Each beneficial owner’s percentage ownership of common stock is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of October 8,, 2009 have been exercised. Except as otherwise indicated, the beneficial ownership table does not include common stock issuable upon exercise of outstanding options, which are not currently exercisable within 60 days of October 8, 2009. Except as otherwise indicated and based upon the Company’s review of information as filed with the U.S. Securities and Exchange Commission (“SEC”), the Company believes that the beneficial owners of the securities listed have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	S&T International Distribution Ltd. (“S&T”) is the record owner of 15,634,482 shares of common stock (the “Shares”). As the sole stockholder of S&T, Grande N.A.K.S. Ltd. (“N.A.K.S.”) may be deemed to own beneficially the Shares. As the sole stockholder of N.A.K.S., Grande Holdings may be deemed to own beneficially the Shares. Mr. Ho is one of the beneficiaries under a discretionary trust which indirectly owns approximately 67% of the capital stock of Grande Holdings. Information with respect to the ownership of these shares was obtained from disclosures contained within a Schedule 13D/A filed on November 5, 2007 and information obtained from Mr. Ho. The Company has been advised that an updated Schedule 13D/A will be filed by Mr. Ho to reflect the current information.

(3)	Mr. Pitts’ ownership consists of 25,000 shares of common stock directly owned by him and options to purchase 25,000 shares of the Company’s common stock issued pursuant to Emerson’s 2004 Non-Employee Director Stock Option Plan that are exercisable within 60 days of October 8, 2009.

(4)	Mr. Will’s ownership consists of options to purchase 50,000 shares of the Company’s common stock pursuant to Emerson’s 2004 Non-Employee Director Stock Option Plan that are exercisable within 60 days of October 8, 2009.

(5)	Lloyd I. Miller, III has sole voting and dispositive power with respect to 744,597 of the reported securities as (i) a manager of a limited liability company that is the general partner of a certain limited partnership and (ii) an individual. Lloyd I. Miller, III has shared voting and dispositive power with respect to 1,327,273 of the reported securities as an investment advisor to the trustee of certain family trusts. The address of Lloyd I. Miller, III is 4550 Gordon Drive, Naples, Florida 34102. Information with respect to the ownership of these shares was obtained from a Schedule 13G filed with the SEC on February 12, 2009.

(6)	See footnotes (2) through (4).

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Committees

As of October 8, 2009, Grande beneficially owned an aggregate of 15,634,482 shares of the Company’s common stock, which represents approximately 57.6% of the shares of common stock currently outstanding. Accordingly, the Company is a “controlled company”, as such term is defined in Section 801(a) of the Company Guide (“Controlled Company”). Because the Company is a Controlled Company, it is exempt from (i) the requirement that at least a majority of the directors on its Board of Directors be “independent” as defined under the NYSE Amex listing standards, (ii) the requirement to have the compensation of the Company’s executives determined by a compensation committee comprised solely of independent directors or by a majority of the board’s independent directors and (iii) from the requirement to have director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors.

The Company’s Board of Directors presently consists of eight directors — Messrs. Ho, Ma, Pitts, Hon, Will, Mahathir, Sethi and Snellings. Three of the eight current directors, Messrs. Mahathir, Sethi and Snellings, meet the definition of independence as established by the NYSE Amex listing standards and SEC rules. Until their respective resignations during Fiscal 2009, the following individuals also served on the Company’s Board of Directors — Messrs. Michael A.B. Binney, W. Michael Driscoll, David R. Peterson and Norbert Wirsching. The Company’s Board of Directors determined that W. Michael Driscoll and Norbert R. Wirsching, each of whom served as a member of our Board of Directors during Fiscal 2009, were “independent” as defined under the NYSE Amex listing standards.

The Board of Directors is responsible for the management and direction of our company and for establishing broad corporate policies. The Board of Directors meets periodically during our fiscal year to review significant developments affecting us and to act on matters requiring Board of Director approval. The Board of Directors held nine formal meetings during Fiscal 2009 and also acted by unanimous written consent. During Fiscal 2009, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during Fiscal 2009, except Mr. Ho, who attended five of the meetings of the Board of Directors. We have a policy of encouraging, but not requiring, our Board members to attend annual meetings of stockholders. Last year, five of our directors who were nominated for re-election attended our 2008 Annual Meeting.

The Company’s Board of Directors has two standing committees, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and the Corporate Governance, Nominating and Compensation Committee.

Audit Committee.  The Company’s Audit Committee currently consists of Mr. Sethi and Mr. Snellings, each of whom meets the definition of independence as established by the NYSE Amex and SEC rules. Mr. Sethi is currently the Chairman of the Audit Committee and the “audit committee financial expert.” Pursuant to Section 803(B)(2)(c) of the NYSE Amex Company Guide (the “Company Guide”), the Company is required to have an audit committee of at least two independent members, as defined by the listing standards of the NYSE Amex. During a portion of Fiscal 2009, the Audit Committee consisted of Mr. Sethi, Mr. Driscoll and Mr. Wirsching, each of whom meets the definition of independence as established by the NYSE Amex and SEC rules. For a brief period following the resignations of Mr. Driscoll and Mr. Wirsching in July 2008 and until the appointment of Mr. Snellings to the Company’s Board of Directors and Audit Committee on August 12, 2008, the Company’s Audit Committee consisted of only one independent director and therefore during this brief period the Company was not in compliance with Section 803(B)(2)(c) of the Company Guide. Following the appointment of Mr. Snellings to the Audit Committee on August 12, 2008, the Company regained compliance with the applicable NYSE Amex listing standards set forth in Section 803(B)(2)(c) of the Company Guide.

The Audit Committee is empowered by the Board of Directors, among other things, to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; (ii) review and appraise the audit efforts of the Company’s independent accountants; (iii) assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues; and (iv) provide the opportunity for direct communication among the independent accountants, financial and senior management and the Board of Directors. During Fiscal 2009, the Audit Committee performed its duties under a written charter approved by the Board of Directors and formally met three times. A copy of the Company’s Audit Committee Charter is posted on the Company’s website: www.emersonradio.com on the Investor Relations page.

Report of the Audit Committee

This report shall not be deemed “soliciting material” or incorporated by reference in any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either act.

During a portion of Fiscal 2009, the Audit Committee consisted of Mr. Sethi, Mr. Driscoll and Mr. Wirsching, each of whom meets the definition of independence as established by the NYSE Amex and SEC rules. For a brief period following the resignations of Mr. Driscoll and Mr. Wirsching in July 2008 and until the appointment of Mr. Snellings to the Company’s Board of Directors and Audit Committee on August 12, 2008, the Company’s Audit Committee consisted of only one independent director, Mr. Sethi. On August 12, 2008, our Board of Directors appointed Terence A. Snellings to serve on the Audit Committee, and appointed Mr. Sethi to serve as the Chairman of our Audit Committee. Our Board of Directors has determined that each of Messrs. Sethi and Snellings is independent as defined by the listing standards of the NYSE Amex and applicable SEC rules.

In this context, the Audit Committee has reviewed the audited consolidated financial statements and has met and held discussions with management and MSPC, Emerson’s independent auditors. Management has represented to the Audit Committee that Emerson’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Emerson’s independent auditors are responsible for performing an independent audit of Emerson’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. The Audit Committee also discussed with MSPC matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of Emerson’s financial statements:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for MSPC’s conclusions regarding the reasonableness of those estimates; and

•	disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements (there were no such disagreements).

MSPC also provided the Audit Committee with written disclosures and the letter required by applicable standards of the PCAOB which relate to the independent registered Public Accounting firm’s independence. In addition, the Audit Committee discussed with MSPC its independence from the Company. The standards further require the independent registered Public Accounting firm to disclose annually in writing all relationships that, in their professional opinion, may reasonably be thought to bear on their independence, confirm their perceived independence and engage in the discussion of independence.

Based on the Audit Committee’s discussions with management and MSPC, as well as the Audit Committee’s review of the representations of management and the report of MSPC to the Audit Committee, the Audit Committee recommended to the Board of Directors that Emerson’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, for filing with the Securities and Exchange Commission.

The Audit Committee has selected MSPC to be retained as Emerson’s independent certified public accountants to conduct the annual audit and to report on, as may be required, the consolidated financial statements that may be filed by Emerson with the SEC during the ensuing year.

Members of the Audit Committee
Kareem E. Sethi (Chairman)
Terence A. Snellings

Corporate Governance, Nominating and Compensation Committee.  Under Sections 804 and 805 of the Company Guide, the Company is exempt from the requirement to have the compensation of its executives determined by a compensation committee comprised solely of independent directors or by a majority of the board’s independent directors and from the requirement to have director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors because the Company is a Controlled Company. In April 2008, the Company’s Board of Directors established a Corporate Governance, Nominating and Compensation Committee, which was to be comprised of three members, at least two of whom were to be “independent” as such term is defined in Section 803A of the Company Guide. On June 24, 2008, our Corporate Governance, Nominating and Compensation Committee was fully constituted with three directors, Messrs. Ma, Peterson and Sethi, two of whom the Board had determined were independent as such term is defined in Section 803A of the Company Guide. Following Mr. Peterson’s resignation as a director on July 15, 2008, the Board of Directors resolved on September 19, 2008 to reconstitute the Corporate Governance, Nominating and Compensation Committee as being comprised of Messrs. Ma, Will and Mahathir, one of whom the Board had determined was “independent” as defined under the NYSE Amex listing standards. The Corporate Governance, Nominating and Compensation Committee met formally three times during Fiscal 2009.

The Company’s Board of Directors currently is considering the adoption of a charter of the Corporate Governance, Nominating and Compensation Committee. The Company expects that the charter, as finally adopted, will provide that the Corporate Governance, Nominating and Compensation Committee will be responsible for, among other things (i) the development and implementation of a set of corporate governance principles applicable to the Company; (ii) the determination of the slate of director nominees for election to the Company’s Board and recommendation to the Board individuals to fill vacancies occurring between annual meetings of shareholders; and (iii) the recommendation to the Board for compensation arrangements of the Company’s directors and executive officers.

Procedures for Considering Nominations Made by Stockholders.  Nominations for election to the Board of Directors may be made by our Board of Directors or by any stockholder of any outstanding class of our capital stock entitled to vote for the election of directors. The following procedures shall be utilized in considering any candidate for election to the Board of Directors at an annual meeting, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. A nomination must be delivered to our Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable our Board of Directors to determine whether the candidate satisfies the minimum criteria and any additional criteria established by our Board of Directors.

Qualifications.  Our Board of Directors has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee (i) must satisfy any legal requirements applicable to members of the Board of Directors; (ii) must have business, professional or other experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations; and (iii) must have knowledge of the types of responsibilities expected of members of the board of directors of a public company.

Identification and Evaluation of Candidates for the Board.  Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders, members of our management and members of our Board of Directors. Our Board of Directors has a policy that there will be no differences in the manner in which our Board of Directors evaluates nominees recommended by stockholders and nominees recommended by it or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include a review of the information provided to the Board of Directors by the proponent and a review of such other information as the Board of Directors shall determine to be relevant.

Third Party Recommendations.  In connection with the Annual Meeting, the Board of Directors did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual at c/o Emerson Radio Corp., Nine Entin Road, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. This Code of Ethics was established with the intention of focusing Senior Financial Officers on areas of ethical risk, providing guidance to help them recognize and deal with ethical issues, providing mechanisms to report unethical conduct, fostering a culture of honesty and accountability, deterring wrongdoing and promoting fair and accurate disclosure and financial reporting.

The Company has also adopted a Code of Conduct for Officers, Directors and Employees of Emerson Radio Corp. and Its Subsidiaries (“Code of Conduct”). We prepared this Code of Conduct to help all officers, directors and employees understand and comply with its policies and procedures. Overall, the purpose of the Company’s Code of Conduct is to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of code violations to an appropriate person or persons identified in the Code of Conduct; and (v) accountability for adherence to the Code of Conduct.

The Code of Ethics and the Code of Conduct are posted on the Company’s website: www.emersonradio.com on the Investor Relations page. If the Company makes any substantive amendments to, or grant any waiver (including any implicit waiver) from a provision of the Code of Ethics or the Code of Conduct, and that relates to any element of the Code of Ethics definition enumerated in Item 406 (b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the executive officers (1) of Emerson:

			Year
Name	Age	Position	Became Officer

Adrian Ma	64	Chief Executive Officer and Director	2006
Greenfield Pitts	59	Chief Financial Officer and Director	2007
John Spielberger	46	President-North American Operations	2007

(1)	One of our directors, Duncan Hon, is currently serving as acting Deputy CEO of Emerson, and the Company currently contemplates appointing Mr. Hon to the position of Deputy CEO in the near future.

Adrian Ma has served as the Company’s Chief Executive Officer since March 30, 2006 and served as the Company’s Chairman of the Board of Directors from March 30, 2006 through July 26, 2006. Mr. Ma continues to serve as a director. See Mr. Ma’s biographical information above.

Greenfield Pitts has served as the Company’s Chief Financial Officer since February 2007 and a director since March 2006. See Mr. Pitts’ biographical information above.

John Spielberger has served as the Company’s President-North American Operations since October 2007. From 1995 until 2007, Mr. Spielberger served as a Senior Vice President with Sony BMG Music Entertainment Sales Co., an entertainment software sales and marketing distribution company. Prior to this, Mr. Spielberger held various positions with RCA Records Label, a music company. Mr. Spielberger holds a Bachelor of Science degree in Business Management and Marketing from Cornell University and a Masters of Business Administration from the University of Michigan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to us and our subsidiaries for Fiscal 2009 and Fiscal 2008 which was awarded to, earned by or paid to each person who served as our principal executive officer at any time during Fiscal 2009 and the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers as of March 31, 2009 (collectively, the “Named Executive Officers”).

					All Other
Name and				Option	Compensation
Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)	Awards ($)(1)	($)(3)	Total ($)

Adrian Ma(4)	2009	$350,000	—	—	—	$350,000
President and Chief Executive Officer	2008		$50,000	—	—	$50,000
Greenfield Pitts(5)	2009	$250,000	—	$9,500	$23,459	$282,959
Chief Financial Officer	2008	$250,000	$100,000	9,500	$22,841	$382,341
John Spielberger(6)	2009	$250,000	—	—	$23,461	$273,461
President-North American Operations	2008	$105,769	$60,000	—	$9,437	$175,206

(1)	Represents the expense to the Company pursuant to applicable accounting standards for the respective year for stock options granted as long-term incentives pursuant to the Company’s 2004 Non-Employee Outside Director Stock Option Plan or its 2004 Employee Stock Option Plan. All options received by Mr. Pitts in the table above were received by him as a non-employee director and prior to his being named as an executive officer. Immediately following the adoption by the Company’s stockholders of an amendment to the Company’s 2004 Non-Employee Outside Director Stock Option Plan (the “Non-Employee Director Plan”) to increase the number of shares available for issuance thereunder from 250,000 to 500,000 shares in November 2006, Mr. Pitts received an option to purchase up to 25,000 shares of the Company’s common stock. Mr. Pitts began to serve as a director at a time when he was not an employee of the Company and no additional shares were available under the Non-Employee Director Plan. See Notes to the Company’s financial statements for the fiscal years ended March 31, 2009 and 2008 for the assumptions used for valuing the expense.

(2)	Represents bonus paid for such fiscal year.

(3)	Represents the incremental cost to the Company of all personnel benefits, including medical and dental insurance and the Company’s match for its 401(K) plan, to our Named Executive Officers. Such personnel benefits are available to all employees of the Company in accordance with the Company’s standard employment practices.

(4)	Mr. Ma commenced employment as the Company’s Chief Executive Officer on March 30, 2006 and began receiving a salary effective April 2008.

(5)	Mr. Pitts commenced employment as the Company’s Chief Financial Officer on February 19, 2007.

(6)	Mr. Spielberger commenced employment as the Company’s President-North American Operations on October 29, 2007.

Employment Agreements.

During Fiscal 2009, the Company had employment agreements with certain of its Named Executive Officers, each of which is described below.

Greenfield Pitts.  Greenfield Pitts, our Chief Financial Officer, entered into an employment agreement with the Company on April 3, 2007, which sets forth the terms and conditions pursuant to which Mr. Pitts shall serve as the Company’s Chief Financial Officer. The agreement provides for an annual base salary of $250,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of

Directors. The initial term expired on March 31, 2008. During the term extensions, the Company has the right to terminate the agreement upon 90 days prior written notice and Mr. Pitts has the right to terminate the agreement upon 90 days prior written notice.

John Spielberger.  John Spielberger, the Company’s President-North American Operations, entered into an employment agreement with the Company on October 15, 2007, which provides that Mr. Spielberger shall serve as the Company’s President-North American Operations. The agreement provides for an annual base salary of $250,000 and a discretionary bonus at the end of the Company’s fiscal year as recommended by the Board of Directors. The initial term expired on October 31, 2008. During the term extensions, the Company has the right to terminate the agreement upon 90 days prior written notice and Mr. Spielberger has the right to terminate the agreement upon 90 days prior written notice.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information concerning outstanding equity awards held by each of our Named Executive Officers at March 31, 2009.

		Option Awards
	Number of Securities	Number of Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration
Name	(#) Exercisable	(#) Unexercisable	Price ($)	Date

Adrian Ma	0	0	—	—
Greenfield Pitts	16,667	8,333	$3.19	11/21/2016
John Spielberger	0	0	—	—

Compensation of Directors

During Fiscal 2009, our directors who were not employees (“Outside Directors”), specifically Messrs. Binney, Driscoll, Ho, Hon, Mahathir, Peterson, Sethi, Snellings, Will and Wirsching were paid $33,750, $17,500, $120,625, $5,875, $52,958, $13,125, $60,514, $36,667, $52,597 and $18,333, respectively, for serving on the Board of Directors and on our various committees during the period. The Company does not compensate directors who are employees of the Company for their services as directors.

Outside Directors are each paid an annual director’s fee of $45,000. Beginning October 15, 2008, the Board of Directors resolved that each Outside Director serving on a committee of the Board of Directors would receive an additional fee of $15,000 per annum with no additional fee paid an Outside Director serving as chairman of a committee. The Company does not pay any additional fees for attendance at meetings of the Board of Directors or the committees, but the Company’s directors are reimbursed their expenses for attendance at meetings. All directors’ fees are paid in four equal quarterly installments per annum and are pro-rated in situations where an Outside Director serves less than a full one year term.

On September 5, 2008, the Board of Directors resolved that Mr. Ho would begin receiving a director fee as an Outside Director effective April 1, 2008 and that Mr. Ho would receive a retroactive director fee as an Outside Director dating from the time he joined the Board of Directors of the Company on July 26, 2006. As a result of this resolution, Mr. Ho was paid an aggregate amount of director’s fees in fiscal 2009 of $120,625.

Additionally, each director who is not an employee of the Company is eligible to participate in the Company’s 2004 Non-Employee Outside Director Stock Option Plan.

The following table provides certain information with respect to the compensation earned or paid to the Company’s Outside Directors during Fiscal 2009.

Directors Compensation

	Fees Earned or Paid		All Other
Name	in Cash ($)	Option Awards ($)(1)	Compensation ($)	Total ($)

Michael A.B. Binney(2)	$33,750	$0	$0	$33,750
W. Michael Driscoll(3)	$17,500	$0	$0	$17,500
Christopher Ho(4)	$120,625	$0	$0	$120,625
Duncan Hon(5)	$5,875	$0	$0	$5,875
Mirzan Mahathir	$52,958	$0	$0	$52,958
David R. Peterson(6)	$13,125	$0	$0	$13,125
Kareem E. Sethi	$60,514	$0	$0	$60,514
Terence A. Snellings(7)	$36,667	$0	$0	$36,667
Eduard Will	$52,597	$19,772	$0	$72,369
Norbert Wirsching(8)	$18,333	$0	$0	$18,333

(1)	Represents the expense to the Company for stock options granted as long-term incentives pursuant to the Company’s 2004 Non-Employee Outside Director Stock Option Plan. See notes to the Company’s financial statements for the fiscal years ended March 31, 2009 and 2008 for the assumptions used for valuing the expense. At March 31, 2009, Mr. Will had options to purchase an aggregate of 50,000 shares of the Company’s common stock.

(2)	Mr. Binney served as the Company’s President-International Operations until he resigned from this position on May 7, 2008, at which time he began receiving a director’s fee as an Outside Director. Mr. Binney resigned from the Board of Directors of the Company in January 2009.

(3)	Mr. Driscoll resigned as a director on July 14, 2008.

(4)	On September 5, 2008, the Board of Directors resolved that Mr. Ho would begin receiving a director fee as an Outside Director effective April 1, 2008 and that Mr. Ho would receive a retroactive director fee as an Outside Director dating from the time he joined the Board of Directors of the Company on July 26, 2006. As a result of this resolution, Mr. Ho was paid an aggregate amount of director’s fees in fiscal 2009 of $120,625.

(5)	Mr. Hon began to serve as a director on February 12, 2009.

(6)	Mr. Peterson resigned as a director on July 15, 2008.

(7)	Mr. Snellings began to serve as a director on August 12, 2008.

(8)	Mr. Wirsching resigned as a director on July 28, 2008.

Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options and rights under our 1994 Stock Compensation Program, 1994 Non-Employee Director Stock Option Plan, Emerson Radio Corp. 2004 Employee Stock Incentive Plan and 2004 Non-Employee Outside Director Stock Option Plan and exercise of warrants, as of March 31, 2009 (the “Plans”). The 1994 Plans expired in July 2004 and the remaining Plans are the only equity compensation plans in existence as of March 31, 2009.

			Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	be Issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
	Warrants and Rights	Warrants and Rights	Compensation Plans
	(a)	(b)	(c)

Equity compensation plans approved by security holders	134,000	$2.99	2,878,334

Equity compensation plans not approved by security holders	100,000	4.00	—

Total	234,000	$3.42	2,878,334

Certain Relationships and Related Transactions

From time to time, the Company engages in business transactions with its controlling shareholder, Grande Holdings. As of October 8, 2009, Grande Holdings beneficially owned approximately 57.6% of the Company’s outstanding common stock. Mr. Ho, the Chairman of the Board of Directors of the Company, also serves as Chairman of Grande Holdings. Set forth below is a summary of such transactions.

Majority Shareholder

Grande Holding’s Ownership Interest in Emerson.   At October 8, 2009, approximately 57.6% of the Company’s outstanding common stock was owned by direct or indirect subsidiaries of the Grande Holdings.

Related Party Transactions

Product Sourcing Transactions.  Since August 2006, Emerson has been providing to Sansui Sales PTE Ltd (“Sansui Sales”) and Akai Sales PTE Ltd (“Akai Sales”), both of which are subsidiaries of Grande, assistance with acquiring certain products for sale. Emerson issues purchase orders to third-party suppliers who manufacture these products, and Emerson issues sales invoices to Sansui Sales’ and Akai Sales’ at gross amounts for these products. Financing is provided by Sansui Sales’ and Akai Sales’ customers in the form of transfer letters of credit to the suppliers, and goods are shipped directly from the suppliers to Sansui Sales’ and Akai Sales’ customers. Emerson recorded income totaling $10,000 and $102,000 for providing this service in fiscal 2009 and 2008, respectively. As of March 31, 2009 and March 31, 2008, Sansui Sales and Akai Sales collectively owed Emerson $7,600 and $134,000, respectively, relating to this activity.

Sales of goods.  In addition to the product sourcing transactions described in the preceding paragraph, Emerson has also purchased products on behalf of Sansui Sales and Akai Sales from third-party suppliers and sold these goods to Sansui Sales and Akai Sales. These transactions, the latest of which occurred in February 2008, were similar to the transactions described in the preceding paragraph; however, instead of utilizing transfer letters of credit provided by Sansui Sales’ and Akai Sales’ customers, Emerson used its own cash to pay Sansui Sales’ and Akai Sales’ suppliers. Emerson invoices Sansui Sales and Akai Sales an amount that is marked up between two and three percent from the cost of the product. As a result of this arrangement, Emerson recorded sales to Sansui Sales and Akai Sales, collectively, of $0 and $242,000 in fiscal 2009 and 2008, respectively. Sansui Sales and Akai Sales collectively owed Emerson $1,500 and $5,000 relating to these activities, at March 31, 2009 and March 31, 2008, respectively. Akai Sales deducted $9,600 for storage charges from its June 30, 2008 settlement payment to Emerson for this activity, which was deemed to be in error by Emerson, which resulted in an outstanding balance owed to Emerson of $9,600 at March 31, 2009. At

March 31, 2009 and March 31, 2008, Emerson had outstanding liabilities to suppliers of product invoiced to Sansui Sales and Akai Sales totaling $0 and $3,000, respectively.

Leases and Other Real Estate Transactions.  Effective May 15, 2009, Emerson entered into an amended lease agreement with Grande pursuant to which the space rented from Grande was increased from 18,476 square feet to 19,484 square feet. This amended agreement by its terms expires on December 31, 2009. Rent expense and related service charges with Grande totaled $414,000 and $270,000 for fiscal 2009 and fiscal 2008, respectively. Rent and related service charges described in this activity are included in the Consolidated Statements of Operations as a component of selling, general, and administrative expenses. Emerson owed Grande $41,600 and $0 related to this activity at March 31, 2009 and March 31, 2008, respectively. A security deposit of $81,900 on the leased property is held by Grande as of March 31, 2009. Emerson is also due an $11,500 refund from Grande for previously paid warehouse charges.

Emerson utilizes the services of Grande employees for certain administrative and executive functions. Grande pays Emerson’s quality assurance personnel in Renminbi in China on Emerson’s behalf for which Emerson subsequently pays a reimbursement to Grande. Payroll and travel expenses, including utilization of Grande employees as well as payroll and travel expenses paid on Emerson’s behalf and reimbursed to Grande, were $85,000 and $515,000 for fiscal 2009 and fiscal 2008, respectively. Emerson owed Grande $0 at March 31, 2009 and $70,000 related to this activity at March 31, 2008.

In December 2008, Emerson signed a lease agreement with Akai Electric (China) Ltd. concerning the rental of office space, office equipment, and lab equipment for Emerson’s quality assurance personnel in Zhong Shan, China. The initial lease term began in July 2007 and ended June 2009, and the agreement renews automatically at the end of the term unless canceled by either party. Rent charges with Akai Electric (China) Ltd. totaled $264,000 for fiscal 2009. Emerson owed Grande $9,500 related to the agreement at March 31, 2009. A security deposit of $31,600 on the leased property is held by Akai Electric (China) Ltd. as of March 31, 2009.

From May to October 2007, Emerson occupied office space in Shenzhen, China under a lease agreement with Akai AV Multimedia (Zhongshan) Co Ltd, an affiliate of Grande. Rent expense and related charges totaled $12,000 for the three months ended December 31, 2007 and $108,000 for the nine months ended December 31, 2007. The agreement was not renewed after its termination in October 2007.

In May 2007 Emerson paid a $10,000 commission to Vigers Hong Kong Ltd, a property agent and a subsidiary of Grande, related to the sale of a building owned by Emerson to an unaffiliated buyer. Also, Emerson received a deposit of approximately $300,000 from the buyer on this date. The sale was concluded on September 27, 2007, on which date Emerson received the balance of the purchase price of approximately $1,700,000 and paid an additional $10,000 commission to Vigers.

Toy Musical Instruments.  In May 2007, Emerson entered into an agreement with Goldmen Electronic Co. Ltd. (“Goldmen”), pursuant to which the Company agreed to pay $1,682,220 in exchange for Goldmen’s manufacture and delivery to Emerson of musical instruments in order for it to meet its delivery requirements of these instruments in the first week of September 2007.

In July 2007, the Company learned that Goldmen had filed for bankruptcy and was unable to manufacture the ordered musical instruments. Promptly thereafter, Capetronic Displays Limited (“Capetronic”), a subsidiary of Grande, agreed to manufacture the musical instruments at the same price and on substantially the same terms and conditions. Accordingly, on July 12, 2007, Emerson paid Tomei Shoji Limited, an affiliate of Grande, $125,000 to acquire from Goldmen and deliver to Capetronic the molds and equipment necessary for Capetronic to manufacture the musical instruments. In July 2007, Emerson made two upfront payments to Capetronic totaling $546,000. On July 20, 2007, Capetronic advised Emerson that it was unable to manufacture the musical instruments because it did not have the requisite governmental licenses to do so.

In June 2008, Capetronic repaid the $546,000 advance it received from Emerson in July 2007.

In August 2008, Capetronic requested that Emerson reimburse it for the costs it had incurred to purchase the production materials required to produce the musical instruments. After a review of the facts, the material purchase orders, the physical material at the Capetronic premises, and deducting an agreed upon scrap value of the material, Emerson paid $313,000 to Capetronic on September 30, 2008. These materials are the property of Capetronic.

Capetronic is currently in physical possession of Emerson’s molds originally required to produce the musical instruments, which Emerson wrote off in fiscal 2008.

Freight Forwarding Services.  In June 2007, Emerson and Capetronic signed an agreement for Emerson to provide freight forwarding services to Capetronic. Under this agreement, which contains no specified termination date, Emerson will pay the costs of importation into the United States of Capetronic’s inventory on Capetronic’s behalf, and to arrange for the inventory to be received at a port of entry, cleared through the United States Customs Service using Emerson’s regularly engaged broker, and transfer the inventory to a common carrier as arranged by Capetronic’s customer. If Capetronic’s customer failed to make such arrangements with a common carrier, Emerson agreed to transfer the inventory to Emerson’s warehouse for storage or make other arrangements with a public warehouse. Following the transfer of Capetronic’s inventory, Emerson is required to provide Next Day delivery of all importation documents and bills of lading to Capetronic’s customer. Capetronic agreed to reimburse Emerson for all costs incurred by Emerson in connection with the activity just described within thirty days of demand by Emerson, after which interest accrues. As compensation, Capetronic agreed to pay Emerson a service fee of 12% of the importation costs. Emerson billed Capetronic for the reimbursement of importation costs totaling $246,000 and a commission of $29,000 for the nine month period of December 31, 2007. Capetronic paid Emerson the full amount due of $275,000 on November 14, 2007.

Hong Kong Electronics Fairs (“HKEF’).  Emerson incurred costs totaling $152,633 for its participation in the 2008 HKEF. The total includes $5,138 billed by Grande to Emerson for services rendered in connection with the event, and, as of March 31, 2009, Emerson owes Lafe Technology (Hong Kong) Ltd $4,396 for storage and delivery charges. In addition, Emerson has billed $33,823 to its affiliates for expenses incurred on their behalf for the 2008 HKEF; and as of March 31, 2009, $19,657 from Nakamichi Corporation Ltd, $8,222 from Akai Sales PTE Ltd, and $5,944 from Sansui Sales PTE Ltd is due to Emerson.

Between August and December 2007, Emerson paid invoices and incurred charges for goods and services relating to the 2007 HKEF of $153,069. Portions of these charges, totaling $87,353, have been allocated and invoiced to affiliates of Grande in proportion to their respective share of space occupied and services rendered during the 2007 HKEF as follows: Nakamichi Corporation Ltd. $17,143, Akai Sales PTE Ltd $44,495 and Sansui Sales PTE Ltd $25,715. Akai Sales and Sansui Sales collectively owed Emerson $6,437 and $70,210 in connection with the 2007 HKEF as of March 31, 2009 and March 31, 2008, respectively.

Also related to the 2006 and 2007 annual Hong Kong Electronics Fairs, Capetronic incurred charges and paid invoices on behalf of Emerson in the amount of $76,000 for which Emerson reimbursed Capetronic $48,000 for the 2007 Hong Kong Electronics Fair in March 2008. Emerson paid Capetronic the remaining balance due of $28,000 for the 2006 Hong Kong Electronics Fair on September 30, 2008.

Other.  In June 2007 Emerson paid a one-time sales commission in an amount of $14,000 to a Director of Grande who, at the time, was also a Director of Emerson. The commission was 50% of the net margin on a sale by Emerson to an unaffiliated customer.

In January and February 2008, Emerson invoiced The GEL Engineering Corp. Ltd (“GEL”), an affiliate of Grande, for a portion of $7,900 travel expenses paid by Emerson, of which 70% pertained to travel for the benefit of GEL and 30% pertained to travel for Emerson. As of March 31, 2009 and March 31, 2008, GEL owed Emerson $5,500 as a result of this activity.

In June 2008, Emerson paid Capetronic $160,000 for reimbursement of payroll and travel expenses that Capetronic paid on behalf of Emerson from October 2007 through May 2008 for expenses related to Emerson employees located in mainland China.

In September 2008, Akai Sales invoiced Emerson for travel expenses and courier fees which Akai Sales paid on Emerson’s behalf. As of March 31, 2009 Emerson owed Akai Sales $2,700 as a result of this invoice.

In September 2008, the Emerson Board of Directors resolved that, effective as of April 1, 2008, the annual base salary of the Chief Executive Officer of the Company shall be $350,000, and, that because all members of the Board are to be compensated according to a schedule approved by the Board, and because no such fees had been paid to the Chairman of the Board from July 2006 through March 31, 2008, the Chairman of the Board shall be paid compensation in full for his services for that period of time, to be calculated using the standard annual fee structure in place for board members then currently in effect. As a result of these resolutions, in September 2008 the Company began paying the Chief Executive Officer the stated annual salary, made a one time retroactive salary payment to the Chief Executive Officer of $145,833 covering the period April 1, 2008 through August 31, 2008, and made a one time cash payment of $75,625 to the Chairman of the Board covering the period July 2006 through March 31, 2008.

In October 2008, the Emerson Board of Directors resolved that those remaining directors currently serving on the Board who, from the date of joining the Board, had received no compensation as either a Board member or as an employee of the Company, receive a cash payment covering such periods of time, to be calculated using the standard annual fee structure in place for board members then currently in effect. As a result of this resolution, in October 2008 the Company made onetime cash payments of $90,000 and $37,500 to two members of the Board of Directors.

In November 2008, Emerson determined that it needed to temporarily maintain access to a material amount of Renminbi to ensure an uninterrupted supply of factory product in mainland China, due to the tightening of the local credit and exchange markets. Emerson does not have independent access to Renminbi because it does not maintain a physical presence in Mainland China. Emerson advanced to Zhongshan Tomei Audio & Video Products Company Ltd. (Zhongshan Tomei) an amount of HK$20,705,300 — approximately US$2,655,000 — for which Zhongshan Tomei was prepared to disburse, as may be needed, an equivalent amount of Renminbi to Emerson’s factory suppliers upon Emerson’s direction. Once the need to transact in Renminbi passed, US $2,670,922 was repaid to Emerson by Soshin Onkyo International Ltd in December 2008, resulting in a foreign exchange gain to Emerson of $16,000 in December 2008. This transaction was executed without the proper approvals per the Company’s internal policies governing related party transactions and led management to conclude that a material weakness over related party transactions existed as of March 31, 2009.

In February 2009, Akai Sales invoiced Emerson for travel expenses which Akai Sales paid on Emerson’s behalf. As of March 31, 2009 Emerson owed Akai Sales $3,100 as a result of this invoice.

Review and Approval of Transactions with Related Parties

It is the policy of the Company that all proposed transactions between the Company and related parties, as defined by applicable accounting standards, which are (1) less than $500,000 but greater than $100,000 be pre-approved by the Company’s Chief Executive Officer, Chief Financial Officer and President-North American Operations and (2) greater than $500,000 be pre-approved by the Company’s Chief Executive Officer, Chief Financial Officer, President-North American Operations and Audit Committee of the Board of Directors.

Management of the Company concluded during its fiscal 2009 assessment of internal controls over financial reporting that the Company’s policy is not effective to prevent related party transactions which give rise to potential conflicts of interest. As a result, the Company entered into a material transaction in which a subsidiary advanced funds to a related party without proper approval. The transaction was noted immediately as an unapproved transaction, and all the advanced funds were repaid to the Company on a timely basis.

Legal Proceedings

In re: Emerson Radio Shareholder Derivative Litigation.  In late 2008, the plaintiffs in two previously filed derivative actions (the Berkowitz and Pinchuk actions) filed a consolidated amended complaint naming as defendants two current and one former director of the Company and alleging that the named defendants violated their fiduciary duties to the Company in connection with a number of related party transactions with affiliates of Grande Holdings, the Company’s controlling shareholder. In January 2009, the individual defendants filed an answer denying the material allegations of the complaint and the litigation currently is in the discovery stage. The recovery, if any, in this action will inure to the Company’s benefit.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF
MSPC AS INDEPENDENT AUDITORS OF EMERSON
FOR THE FISCAL YEAR ENDING 2010

The Audit Committee has appointed MSPC as our independent registered accountants to audit our financial statements for the fiscal year ending March 31, 2010, and has further directed that management submit the selection of independent registered accountants for ratification by our stockholders at the annual meeting. Stockholder ratification of the selection of MSPC is not required by our by-laws or otherwise. However, we are submitting the selection of MSPC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSPC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of Emerson and its stockholders.

Representatives of the firm of MSPC are expected to be present at our annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants, MSPC, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

☐ Audit Fees.  Audit fees billed to the Company by MSPC for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews by MSPC of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2008 and 2009 totaled approximately $247,400 and $270,000, respectively.

☐ Audit-Related Fees.  The Company was billed $117,200 and $125,000 by MSPC for the fiscal years ended March 31, 2008 and 2009, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above. Audit-related fees were principally related to procedures in connection with the audit of the Company’s majority shareholder’s consolidated financial statement for its fiscal years ended December 31, 2007 and December 31, 2008, portions of which were credited to our audit fees for the audit of our financial statements for our fiscal years ended March 31, 2008 and March 31, 2009.

☐ Tax Fees.  SPC billed the Company an aggregate of $98,600 and $70,000 for the fiscal years ended March 31, 2008 and 2009, respectively, for tax services, principally related to the preparation of income tax returns and related consultation.

☐ All Other Fees.  The Company was not billed by MSPC for the fiscal years ended March 31, 2008 and 2009, respectively, for any permitted non-audit services.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. We have not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for the ratification of our independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MSPC AS INDEPENDENT AUDITORS OF EMERSON FOR THE FISCAL YEAR ENDING MARCH 31, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers, and stockholders who beneficially own more than 10% of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to the Company’s equity securities with the Securities and Exchange Commission and the NYSE Amex. All reporting persons are required to furnish the Company with copies of all reports that such reporting persons file with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act.

Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to Fiscal 2009.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

Our Board of Directors has established a procedure that enables stockholders to communicate in writing with members of our Board of Directors. Any such communication should be addressed to our Secretary and should be sent to such individual c/o Emerson Radio Corp., 9 Entin Road, Parsippany, New Jersey 07054. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, our Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Stockholder proposals to be presented at our Annual Meeting of Stockholders to be held in 2010, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received by us at our offices located at 9 Entin Road, Parsippany, New Jersey 07054, addressed to the Secretary, on or before April 23, 2010. If, however, our 2010 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of our annual meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2010 Annual Meeting of Stockholders. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act. See “Election of Directors” for information on stockholder submissions of nominations for election to the Board of Directors.

Rule 14a-4 of the Exchange Act governs our use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our 2010 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal prior to July 7, 2010, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

FINANCIAL STATEMENTS

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. We filed an amendment to our Annual Report on Form 10-K in July 2009 in order to include certain information regarding our management, compensation and other matters. All of the information included in such amendment has been updated and is included in this proxy statement. A copy of our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended March 31, 2009, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., Nine Entin Road, Parsippany, New Jersey 07054-0430 or on-line at our web site: www.emersonradio.com.

By Order of the Board of Directors,

/s/  Andrew L. Davis
ANDREW L. DAVIS
Secretary

October 19, 2009

EMERSON RADIO CORP.PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON NOVEMBER 10, 2009The undersigned hereby appoints Greenfield Pitts and Andrew L. Davis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Emerson Radio Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Emerson Radio Corp. to be held at the offices of our counsel, Lowenstein Sandler PC, located at 65 Livingston Avenue, Roseland, New Jersey 07068 on Tuesday, November 10, 2009, at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.(Continued and to be signed on the reverse side.)14475

ANNUAL MEETING OF STOCKHOLDERS OFEMERSON RADIO CORP.November 10, 2009NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=02008Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.20830000000000000000 4111009THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND A VOTE “FOR” PROPOSAL 2.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN1.To elect eight directors:2. To ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation as NOMINEES:the independent registered public accounting firm of Emerson FOR ALL NOMINEESO Christopher HoRadio Corp. for the fiscal year ending March 31, 2010.O Adrian MaWITHHOLD AUTHORITY O Greenfield PittsTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.FOR ALL NOMINEESO Eduard WillIT MAY BE REVOKED PRIOR TO ITS EXERCISE.O Duncan Hon FOR ALL EXCEPTO Mirzan Mahathir(See instructions below)RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENTO Kareem E. SethiIS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND O Terence A. SnellingsPROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTOTHIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED ININSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” THE UNITED STATES. and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of ShareholderDate:Signature of ShareholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.